EXHIBIT 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Merchants Automotive Group, LLC (the “Company”)

BNP Paribas Securities Corp.

BMO Capital Markets Corp.

(together, the “Specified Parties)

Re: Merchants Fleet Funding LLC, Series 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Apr 30 2024 - Tape for MFF 2024-1 - fix unknowns.csv”, provided by the Company on May 14, 2024, containing information on 50,840 leases (“Leases”) as of April 30, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Merchants Fleet Funding LLC, Series 2024-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “NBV Mapping Model” means an electronic data file entitled “Lease NBV Map-5-30-24 with overterm CEs.xlsx” provided by the Company on May 30, 2024, containing information related to the net book value, residual value, and principal amount for each Selected Lease (defined below).
•	The term “Vehicle Mapping Models” means two electronic data files entitled “2024-05-13 Vehicle Mapping Model.xlsx” and “Unit_num and Veh Type.xlsx” provided by the Company on May 20, 2024 and May 28, 2024, respectively, containing information related to the vehicle segments for each Selected Lease.

•	The term “Company System Extract Tables” means an electronic data file entitled “Full Sample Selection and Support.xlsx” provided by the Company on May 21, 2024, containing information related to the unit number, obligor, original term, contractual term, capitalized cost, customer interest rate, float rate index, spread, admin fee amount, and lease type extracted from LeaseWave for each Selected Lease. LeaseWave is the Company’s accounting system, which contains information related to the Leases.
•	The term “Additional Document” means screenshots from LeaseWave provided by the Company on May 28, 2024, containing information related to the admin fee amount for certain leases.
•	The term “Source Documents” means the NBV Mapping Model, Vehicle Mapping Models, Company System Extract Tables, and Additional Document. We make no representation regarding the validity or accuracy of these documents.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Instructions” column of Exhibit A.
•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 250 Leases from the Data File (the “Selected Leases”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases we were instructed to randomly select from the Data File. Prior to randomly selecting the Selected Leases, the Company instructed us to include Leases labeled as “in-process” and exclude Leases with negative securitization values.
B.	For each Selected Lease, we compared or recomputed the specified attributes in the Data File listed in Exhibit A using the corresponding information included in the Source Documents, listed in the “Source Document(s)” column of Exhibit A, utilizing the Instructions listed in the “Instructions” column of Exhibit A, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

2

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
June 3, 2024

3

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

4

Exhibit A

#	Attribute Name (Name in Data File)	Source Document(s)	Instructions
1	Unit Number (UNIT_NUMBER)	Company System Extract Tables	N/A
2	Obligor (CLIENT_NAME)	Company System Extract Tables	N/A
3	Original Term (CURRENT_TERM)	Company System Extract Tables	N/A
4	Contractual Term (CUSTOMER_EXPECTED_TERM)	Company System Extract Tables	N/A
5	Net Book Value (LEASE_NBV)	NBV Mapping Model	Map Unit Number to NBV Mapping Model to obtain income date and compare to the respective Net Book Value associated with such income date.
6	Capitalized Cost (LEASE_CAP_COST_AMT)	Company System Extract Tables	N/A
7	Customer Interest Rate (LEASE_RATE)	Company System Extract Tables	If the Float Rate Index equals “Fixed” compare the Customer Interest Rate to the Company System Extract Tables, otherwise if the Float Rate Index does not equal “Fixed” then do not perform procedures related to the Customer Interest Rate attribute.
8	Float Rate Index (BASE_RATE_NAME)	Company System Extract Tables	N/A
9	Spread (SPREAD_RATE)	Company System Extract Tables	N/A
10	Admin Fee Amount (ADMIN_AMT)	Company System Extract Tables, Additional Document	N/A
11	Lease Type (LEASE_TYPE_DETAIL)	Company System Extract Tables	N/A
12	Residual Value (SV_RESIDUAL_VALUE)	Company System Extract Tables, NBV Mapping Model	If Lease Type equals “Open-End,” Residual Value equals “0.”
13	Depreciation Rate (LEASE_DEPRECIATION_RATE)	Recomputed Value	Recompute as: Principal Amount divided by Capitalized Cost
14	Initial Residual Value (CUSTOMER_EXPECTED_RESIDUAL)	Company System Extract Tables	N/A
15	Vehicle Segment (IND_VEHICLE_TYPE)	Vehicle Mapping Models	N/A
16	Principal Amount (PRINCIPAL_AMT)	NBV Mapping Model	N/A

5